OMB APPROVAL
OMB Number: 3235-0570 Expires: January 31, 2017 Estimated average burden hours per response: 20.6

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07242

The Cutler Trust

(Exact name of registrant as specified in charter)

525 Bigham Knoll, Suite 100 Jacksonville, Oregon	97530
(Address of principal executive offices)	(Zip code)

Erich M. Patten

Cutler Investment Counsel, LLC         525 Bigham Knoll         Jacksonville, Oregon 97530

(Name and address of agent for service)

Registrant's telephone number, including area code:	(541) 770-9000

Date of fiscal year end:	June 30, 2015

Date of reporting period:	June 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Cutler Trust

CUTLER EQUITY FUND

CUTLER FIXED INCOME FUND

ANNUAL REPORT

June 30, 2015

THE CUTLER TRUST
 TABLE OF CONTENTS

THE CUTLER TRUST
 LETTER TO SHAREHOLDERS

To The Cutler Funds Shareholders:

While the temperament of the global investment markets has been tame, we find ourselves at the juncture of an historical transition. Never before, at least in modern times, have the markets relied upon such great influence of central bankers, finance ministers, and governments. With few exceptions, interest rates globally have drifted lower, following inflation downward, and in some instances have pushed through the previously thought of floor of 0%. As investors, we must assess the sustainability of these central bank policies and the repercussions of their ultimate departure.

We are potentially on the cusp of such a departure, with the Federal Reserve (the “Fed”) hinting at an inevitable rise in the Federal Funds rate. While any change will be miniscule, the implications are not, as we will have entered a “rising rate environment.” The prospect of this change was the overriding investment theme of this past year, as the divergence of the US economy has caused a dramatic increase in the US Dollar. This increase has widespread implications: foreign earnings by US companies decrease, exporters have a more difficult competitive landscape, and oil (which is priced in US$) drifts lower.

As we see things from here, we do not anticipate dramatically higher rates going forward. Our Funds are positioned to benefit from a “mild” rate environment; we believe dividend stocks should hold relative value versus other income producing investments, and we view the Cutler Fixed Income Fund as well-positioned to benefit from a flattening yield curve. This mild-rate environment should allow further stimulus for a rising stock market, but at the onset of the end of ZIRP (Zero Interest Rate Policy), we are proceeding cautiously with our security selection. In our opinion, prioritizing defensive qualities, while remaining fully invested to participate in the markets, is a prudent approach at this time.

Looking back at this past year, the Cutler Fixed Income Fund was the standout performer within the Cutler Trust. This is partially due to the selection of positions with beneficial attributes associated with the anticipation of rising rates. Many of the Fund’s short-term positions have associated benefits if the underlying loans are refinanced, a likely scenario when mortgage holders believe rates are increasing. The Cutler Equity Fund lagged the broader index, in our view, due in large part to the emphasis of “growth over value” in the current equity environment. The long-term attributes of value investing are well-documented, and in our view a transitional period for interest-rate policy is not an ideal time for a change of investment philosophy. We will continue to stay the course, focusing on dividend-policy as a primary indicator of a stock’s value.

THE CUTLER TRUST
 LETTER TO SHAREHOLDERS (Continued)

As always, we welcome your questions or requests for a personal meeting. Thank you for your continued support.

Sincerely,

Matthew C. Patten	Erich M. Patten	Xavier J. Urpi
Chairman	Chief Investment Officer	Director of Fixed Income
The Cutler Trust	Cutler Investment Counsel, LLC	Cutler Investment Counsel, LLC

Before investing you should carefully consider the Cutler Funds’ investment objectives, risks, charges and expenses. This and other information is in the prospectus, a copy of which may be obtained by calling 1-800-228-8537. Please read the prospectus carefully before you invest.

The views in this report were those of the Cutler Funds’ investment adviser as of June 30, 2015 and may not reflect its views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Cutler Funds and do not constitute investment advice.

CUTLER EQUITY FUND
 MANAGEMENT DISCUSSION OF FUND PERFORMANCE

1)	How did the Equity Fund perform last year?

The Equity Fund returned 1.49% for the year ended June 30, 2015.

2)	What were the most significant market factors affecting the Fund’s performance during the past year?

Market factors included:

1)	The increase in the US Dollar versus other foreign currencies
2)	Lower oil prices
3)	Incrementally positive economic growth

3)	Why did the Fund underperform relative to the benchmark?

The S&P 500 Total Return Index (the “S&P 500”) returned 7.42% for the year ended June 30, 2015. Underperformance is largely explained by two factors: company-specific earnings news and the outperformance of growth versus value within the stock market. While certain companies had challenges during the year, e.g. American Express, we believe that our patient investment approach is warranted at this time as the companies we own are largely “blue chip” and will at times be out of favor.

The market emphasis on growth stocks, which are less often dividend payers, also had a strong contribution to relative performance versus the S&P 500. The Equity Fund portfolio biases value-stocks, and the performance much more closely reflects this asset class during the current market environment.

4)	What strategies did you use to manage the Fund?

Cutler’s investment process focuses on dividends as the primary driver of investment returns. The strategy was not changed in the previous year, and the management of the Fund was consistent with previous years. We look for holdings in the portfolio that maintain a 10-year record of consistent dividend payments and typically have a total market capitalization of at least $10 billion. We seek relative value as compared to other companies in similar industries. The Fund has a value bias, but is benchmarked to the S&P 500. The strategy is further detailed in the Fund’s prospectus.

5)	What were the primary strategic factors that guided your management of the Fund?

Cutler’s dividend criteria have been the primary strategic factors used in managing the Fund this past year. For example, Cutler looks for companies that have at least a 10-year history of maintaining or increasing dividend. We believe this criterion results in a portfolio of companies with stable earnings and sound business models. In addition, the Fund’s Portfolio Managers

CUTLER EQUITY FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
(Continued)

continue to focus on companies they believe offer attractive current yields and the potential for total return. A lower risk profile than the market was a also primary strategy, as the Fund maintained a below market “beta,” a measure of risk, throughout the time period.

Turnover of the Fund was slightly higher than the previous year, as we sought to improve positioning for the current market environment. Still, turnover remained well below industry norms at 14%. This past year, the market once again failed to have a 10% correction, a streak which has remained intact since 2011. We believe volatility will present opportunities for increased turnover in the future, as appropriate.

6)	What were some of the key trends in each of the regions/significant industries in which the Fund invests?

The Fund’s holdings remain 100% domiciled in the US, and the strategies employed do not have any additional regional bias. In certain cases, holdings may have legal registration outside of the US, but are considered domestic due to the locality of their operations.

The US markets again powered ahead, albeit with less steam than in years past. The primary trend for US multi-nationals has been the rise in the US Dollar, which was almost universally commented on during earnings calls this past year. The bulk of large US corporations have substantial operations around the globe, and currency greatly influences the value of their global revenues. We believe the pace of change in the foreign exchange markets will abate, but that the direction of a rising Dollar will remain in the near term.

We have continued to have modest economic growth and employment gains, an environment that has been beneficial for stocks. The tepid economic environment has allowed monetary policy to remain historically accommodative, although the Fed decreased outright Quantitative Easing. We believe the Fed will remain accommodative, which should have a positive influence on equity markets going forward.

7)	Which securities helped the Fund’s performance?

a)	Target Corporation
b)	Bristol-Myers Squibb Company
c)	Home Depot, Inc. (The)
d)	Walt Disney Company (The)
e)	Becton, Dickinson & Company

CUTLER EQUITY FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
(Continued)

8)	Did any securities hurt the Fund’s performance?

a)	Chevron Corporation
b)	National Fuel Gas Company
c)	Caterpillar, Inc.
d)	QUALCOMM, Inc.
e)	ConocoPhillips

CUTLER FIXED INCOME FUND
 MANAGEMENT DISCUSSION OF FUND PERFORMANCE

1)	How did the Fixed Income Fund perform last year?

The Fixed Income Fund was up 3.65% for the year ended June 30, 2015.

2)	What were the most significant market factors affecting the Fixed Income Fund’s performance during the past year?

Market factors included:

1)	Dollar strength
2)	Quantitative easing around the globe by central banks
3)	Moderate economic growth
4)	Flight-to-quality into US fixed income assets

3)	Explain the Fixed Income Fund’s performance relative to the benchmark.

The Barclays Intermediate U.S. Government/Credit Index was up 1.68% for the year ended June 30, 2015. The outperformance of the Fund during this time period can be attributed to its exposure to Commercial Mortgaged Backed Securities (“CMBS”) plus yield curve strategy.

4)	What strategies did you use to manage the Fixed Income Fund?

The Fund was structured to benefit from a flattening yield curve, which can occur from long-term yields declining more than short-term yields, or short-term yields increasing more than long-term yields. With the anticipation that the Fed would raise the Fed’s Funds rate sometime in 2015, and that inflation continued to be tame thereby diminishing the risk of an increase in long-term rates, we believed that a flattening of the term structure was very likely.

Another strategy employed was investing in Interest-only (“IO”) CMBS securities. These securities provide a windfall in interest should any refinancing occur. Such an event did ensue, providing a generous flow of interest to the Fund that went beyond the expected yield of the securities.

5)	What were the primary strategic factors that guided your management of the Fixed Income Fund?

Cutler remains positive on the direction of interest rates in the long-dated area of the US bond market, implying that the duration of the Fund will be maintained at or slightly higher than the duration of the benchmark, the Barclays Intermediate U.S. Government/Credit Index. In addition, in expectation of early refinancing of commercial loans created in 2009-2011 that have higher interest rates than can be attained today, we over weighted that sector of the market. These securities, should they prepay earlier than expected, provide additional interest in penalty fees that

CUTLER FIXED INCOME FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
(Continued)

increase the total return of the security. This strategy was employed because with all the chatter regarding the Fed increasing short-term rates, we expected many loan holders to be motivated to refinance early and ‘lock-in’ these lower rates.

6)	What were some of the key trends in each of the regions/significant industries in which the Fixed Income Fund invests?

The most significant trend that the Fund invests in was the CMBS sector. This sector continued to outperform most other credit sectors, as credit spreads between US Treasury and CMBS securities narrowed. In addition, the Fund also held a net underweighted position in the corporate arena, which over the last 12 months produced returns that were subpar versus the US Treasury market.

The credit sectors of the US bond market have had a spectacular run over the last 4-5 years as yield spreads have narrowed considerably. We expect this trend to reverse itself in the near future, and as a matter of fact, yield spreads have already started to widen in 2015.

The Oil sector is also an area where there may be a continuation of widening as this sector appears to be making a shift from traditional oil drilling to fracking, which will cause the oil supply picture to possibly shift from current producers to new producers.

7)	Which securities helped the Fixed Income Fund’s performance?

1.	Wachovia Bank Commercial Mortgage Trust, IO, Series 2005-C21, 0.017%, 10/01/2044
2.	U.S. Treasury Bond, Stripped Principal Payment, 2.500%, 11/15/2044
3.	FANNIEMAE-ACES, IO, Series 2013-M11, 6.483%, 01/25/2018

8)	Did any securities hurt the Fixed Income Fund’s performance?

1.	FANNIEMAE-ACES, IO, Series 2011-M1, 0.029%, 06/25/2021
2.	U.S. Treasury Notes, 2.125%, 05/15/2025

CUTLER EQUITY FUND
PERFORMANCE INFORMATION
June 30, 2015 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Cutler Equity Fund and S&P 500 Total Return Index

Average Annual Total Returns(a) (for periods ended June 30, 2015)
	1 Year	5 Years	10 Years
Cutler Equity Fund	1.49%	15.32%	7.67%
S&P 500 Total Return Index(b)	7.42%	17.34%	7.89%

(a)	Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)

The S&P 500 Total Return Index is a market capitalization weighted index that is widely used as a barometer of U.S. stock market performance. The index is unmanaged and shown for illustration purposes only. An investor cannot invest in an index and its returns are not indicative of the performance or any specific investment.

CUTLER FIXED INCOME FUND
PERFORMANCE INFORMATION
June 30, 2015 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Cutler Fixed Income Fund, Barclays Intermediate U.S. Government/Credit Index and
Barclays Short-Term U.S. Government Index

Average Annual Total Returns(a) (for periods ended June 30, 2015)
	1 Year	5 Years	10 Years
Cutler Fixed Income Fund	3.65%	2.94%	4.17%
Barclays Intermediate U.S. Government/Credit Index(b)	1.68%	2.79%	4.02%
Barclays Short-Term U.S. Government Index(b)	0.91%	0.85%	2.60%

(a)	Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)

The Barclays Intermediate U.S. Government/Credit Index and the Barclays Short-Term U.S. Government/Credit Index cover intermediate and short-term, respectively, fixed income securities of the U.S government and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The indices are unmanaged and shown for illustration purposes only. An investor cannot invest in an index and its returns are not indicative of the performance or any specific investment.

CUTLER EQUITY FUND
PORTFOLIO INFORMATION
June 30, 2015 (Unaudited)

Asset Allocation (% of Net Assets)

CUTLER FIXED INCOME FUND PORTFOLIO INFORMATION June 30, 2015 (Unaudited)

Asset Allocation (% of Net Assets)

CUTLER EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2015

COMMON STOCKS — 96.4%	Shares	Value
Consumer Discretionary — 15.7%
Hotels, Restaurants & Leisure — 3.1%
McDonald's Corporation	39,655	$3,770,001

Media — 4.6%
Walt Disney Company (The)	48,992	5,591,947

Multiline Retail — 3.8%
Target Corporation	57,650	4,705,969

Specialty Retail — 4.2%
Home Depot, Inc. (The)	46,200	5,134,206

Consumer Staples — 10.0%
Beverages — 2.7%
PepsiCo, Inc.	35,495	3,313,104

Food & Staples Retailing — 4.6%
Sysco Corporation	60,595	2,187,479
Wal-Mart Stores, Inc.	48,677	3,452,660
		5,640,139
Household Products — 2.7%
Procter & Gamble Company (The)	42,630	3,335,371

Energy — 6.5%
Energy Equipment & Services — 1.9%
Schlumberger Ltd.	27,000	2,327,130

Oil, Gas & Consumable Fuels — 4.6%
Chevron Corporation	29,820	2,876,735
Exxon Mobil Corporation	33,881	2,818,899
		5,695,634
Financials — 11.5%
Banks — 2.9%
M&T Bank Corporation	28,340	3,540,516

Capital Markets — 2.7%
BlackRock, Inc. - Class A	9,384	3,246,676

Consumer Finance — 3.0%
American Express Company	47,395	3,683,540

CUTLER EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 96.4% (Continued)	Shares	Value
Financials — 11.5% (Continued)
Insurance — 2.9%
Chubb Corporation (The)	37,670	$3,583,924

Health Care — 13.4%
Health Care Equipment & Supplies — 3.2%
Becton, Dickinson & Company	27,525	3,898,916

Pharmaceuticals — 10.2%
Bristol-Myers Squibb Company	78,990	5,255,995
Johnson & Johnson	37,170	3,622,588
Merck & Company, Inc.	65,290	3,716,960
		12,595,543
Industrials — 12.6%
Aerospace & Defense — 2.9%
United Technologies Corporation	32,010	3,550,869

Air Freight & Logistics — 3.0%
United Parcel Service, Inc. - Class B	37,950	3,677,734

Machinery — 6.7%
Caterpillar, Inc.	44,280	3,755,830
Deere & Company	45,944	4,458,865
		8,214,695
Information Technology — 13.2%
Communications Equipment — 1.7%
QUALCOMM, Inc.	32,639	2,044,181

IT Services — 2.5%
International Business Machines Corporation	18,565	3,019,783

Semiconductors & Semiconductor Equipment — 6.1%
Intel Corporation	104,965	3,192,510
Texas Instruments, Inc.	83,900	4,321,689
		7,514,199
Software — 2.9%
Microsoft Corporation	81,425	3,594,914

Materials — 4.9%
Chemicals — 4.9%
E.I. du Pont de Nemours and Company	58,405	3,735,000
Monsanto Company	21,715	2,314,602
		6,049,602

CUTLER EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 96.4% (Continued)	Shares	Value
Telecommunication Services — 6.1%
Diversified Telecommunication Services — 6.1%
AT&T, Inc.	109,403	$3,885,995
Verizon Communications, Inc.	78,286	3,648,910
		7,534,905
Utilities — 2.5%
Gas Utilities — 2.5%
National Fuel Gas Company	52,145	3,070,819

Total Common Stocks (Cost $86,336,421)		$118,334,317

MONEY MARKET FUNDS — 3.7%	Shares	Value
Invesco STIT-STIC Prime Portfolio (The) - Institutional Class, 0.07% (a) (Cost $4,491,885)	4,491,885	$4,491,885

Total Investments at Value — 100.1% (Cost $90,828,306)		$122,826,202

Liabilities in Excess of Other Assets — (0.1%)		(86,801)

Net Assets — 100.0%		$122,739,401

(a)	The rate shown is the 7-day effective yield as of June 30, 2015.
See accompanying notes to financial statements.

CUTLER FIXED INCOME FUND
SCHEDULE OF INVESTMENTS
June 30, 2015

U.S. TREASURY OBLIGATIONS — 12.5%	Coupon		Maturity	Par Value	Value
U.S. Treasury Notes	1.375%		05/31/20	$250,000	$247,031
U.S. Treasury Notes	1.500%		05/31/20	450,000	447,539
U.S. Treasury Notes	2.500%		05/15/24	750,000	762,832
U.S. Treasury Notes	2.125%		05/15/25	500,000	490,938
U.S. Treasury Bonds, Stripped Principal Payment	2.500	%(a)	11/15/44	600,000	231,752
Total U.S. Treasury Obligations (Cost $2,236,680)					$2,180,092

U.S. GOVERNMENT AGENCY OBLIGATIONS — 15.3%	Coupon		Maturity	Par Value	Value
Federal Farm Credit Bank — 5.5%
Federal Farm Credit Bank	2.250%		08/15/22	$65,000	$63,448
Federal Farm Credit Bank	2.750%		06/26/23	500,000	506,035
Federal Farm Credit Bank	2.370%		05/01/25	400,000	386,578
					956,061
Federal Home Loan Bank — 2.8%
Federal Home Loan Bank	1.250	%(b)	08/28/24	500,000	493,547

Federal National Mortgage Association — 0.4%
Federal National Mortgage Association	2.200%		10/25/22	64,000	62,560

Financing Corporation (FICO) — 3.5%
Financing Corporation (FICO)	9.800%		11/30/17	500,000	604,455

Private Export Funding Corporation — 2.2%
Private Export Funding Corporation	4.300%		12/15/21	350,000	390,792

U.S. Department of Housing and Urban Development — 0.9%
U.S. Department of Housing and Urban Development	4.130%		08/01/25	150,000	163,842

Total U.S. Government Agency Obligations (Cost $2,625,600)					$2,671,257

OTHER GOVERNMENT OBLIGATIONS — 2.0%	Coupon	Maturity	Par Value	Value
Province of Manitoba (Cost $353,251)	1.300%	04/03/17	$350,000	$353,069

CUTLER FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

MORTGAGE-BACKED SECURITIES — 52.2%	Coupon		Maturity	Par Value	Value
Commercial — 23.2%
Banc of America Commercial Mortgage
Trust, IO, Series 2004-4	0.172	%(b)	07/01/42	$9,963,921	$17,327
Bear Stearns Commercial Mortgage
Securities Trust, Series 2005-T20	5.071	%(b)	10/12/42	200,000	196,881
FREMF Mortgage Trust, IO,
Series 2011-K15	0.100%		08/01/44	117,673,837	580,132
GCCFC Commercial Mortgage Trust,
Series 2005-GG5	5.224	%(b)	04/01/37	224,650	224,927
GS Mortgage Securities Trust,
Series 2005-GG4	4.939	%(b)	07/01/39	800,000	785,313
JP Morgan Chase Commercial Mortgage
Securities Trust, Series 2006-LDP8	5.549	%(b)	05/15/45	500,000	508,057
JP Morgan Chase Commercial Mortgage
Securities Trust, Series 2005-LDP2	4.842	%(b)	07/01/42	244,560	244,529
Merrill Lynch Mortgage Trust,
Series 2005-LC1	5.362	%(b)	01/12/44	210,000	213,176
ML-CFC Commercial Mortgage Trust,
Series 2006-1	5.465	%(b)	02/01/39	649,934	658,653
Morgan Stanley Capital I Trust, IO,
Series 1998-HF2	0.941	%(b)	11/01/30	1,569,060	40,168
Wachovia Bank Commercial Mortgage
Trust, IO, Series 2005-C21	0.017	%(b)	10/01/44	1,370,262,631	572,770
					4,041,933
Federal Home Loan Mortgage Corporation — 3.7%
FHLMC, IO, Series K717	0.639	%(b)	09/01/21	19,981,796	554,035
FHLMC, Pool #J13584	3.500%		11/01/25	51,953	54,939
FHLMC, Series 1963	7.500%		01/01/27	25,260	29,066
					638,040
Federal National Mortgage Association — 25.3%
FANNIEMAE-ACES, IO, Series 2012-M14	4.208	%(b)	02/25/17	13,209,323	669,713
FANNIEMAE-ACES, IO, Series 2013-M11	6.483	%(b)	01/25/18	13,718,988	712,015

CUTLER FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

MORTGAGE-BACKED SECURITIES — 52.2% (Continued)	Coupon		Maturity	Par Value	Value
Federal National Mortgage Association — 25.3% (Continued)
FANNIEMAE-ACES, IO, Series 2013-M13	0.000	%(b)	05/01/18	$168,024,128	$498,830
FANNIEMAE-ACES, IO, Series 2010-M1	0.406	%(b)	09/25/19	33,311,880	702,881
FANNIEMAE-ACES, Series 2006-M1	5.385	%(b)	06/01/19	233,458	238,601
FANNIEMAE-ACES, IO, Series 2011-M1	0.029	%(b)	06/25/21	45,866,258	201,307
FANNIEMAE-ACES, IO, Series 2013-M5	2.350	%(b)	01/01/22	6,832,549	717,465
FANNIEMAE-ACES, IO, Series 2012-M14	0.526	%(b)	09/25/22	3,606,793	103,061
FANNIEMAE-ACES, IO, Series 2014-M3	0.128	%(b)	01/25/24	38,611,549	474,111
FNMA, Series 2003-3	5.000%		02/01/18	12,554	13,021
FNMA, Pool #899237	5.000%		03/01/22	12,407	13,391
FNMA, Series 2002-93	6.500%		03/01/32	49,384	55,161
					4,399,557
Government National Mortgage Association — 0.0% (c)
GNMA, Pool #577742	5.500%		09/01/17	2,782	3,028

Total Mortgage-Backed Securities (Cost $9,317,102)					$9,082,558

ASSET-BACKED SECURITIES — 0.4%	Coupon	Maturity	Par Value	Value

FPL Recovery Funding, Series 2007-A	5.127%	08/01/17	$27,486	$27,593

RSB Bond Company, LLC, Series 2007-A	5.720%	04/01/16	35,045	35,519
Total Asset-Backed Securities (Cost $64,542)				$63,112

CUTLER FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

CORPORATE BONDS — 10.4%	Coupon		Maturity	Par Value	Value
Energy — 1.2%
Buckeye Partners, L.P.	4.875%		02/01/21	$200,000	$208,539

Financials — 4.6%
Finial Holdings, Inc.	7.125%		10/15/23	250,000	294,795
International Finance Corporation	1.125	%(b)	03/15/19	500,000	497,963
					792,758
Industrials — 1.8%
Domtar Corporation	10.750%		06/01/17	120,000	138,914
Iron Mountain, Inc.	8.375%		08/15/21	21,000	21,683
Kinross Gold Corporation	5.125%		09/01/21	100,000	99,802
Valmont Industries, Inc.	6.625%		04/20/20	51,000	58,853
					319,252
Telecommunication Services — 2.8%
Scripps Networks Interactive, Inc.	2.700%		12/15/16	300,000	305,991
Verizon Communications, Inc.	2.000%		11/01/16	185,000	186,870
					492,861

Total Corporate Bonds (Cost $1,792,193)					$1,813,410

MONEY MARKET FUNDS — 6.3%	Shares	Value
Invesco STIT-STIC Prime Portfolio (The) - Institutional Class, 0.07% (d) (Cost $1,103,353)	1,103,353	$1,103,353

Total Investments at Value — 99.1% (Cost $17,492,721)		$17,266,851

Other Assets in Excess of Liabilities — 0.9%		164,154

Net Assets — 100.0%		$17,431,005

IO - Interest only strip. Par value shown is the notional value, not a true par value (Note 6).

(a)	Rate shown is the annualized yield at the time of purchase, not a coupon rate.
(b)	Variable rate security. The rate shown is the effective interest rate as of June 30, 2015.
(c)	Percentage rounds to less than 0.1%.
(d)	The rate shown is the 7-day effective yield as of June 30, 2015.
See accompanying notes to financial statements.

THE CUTLER TRUST
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2015

	Cutler Equity Fund	Cutler Fixed Income Fund
ASSETS
Investments in securities:
At acquisition cost	$90,828,306	$17,492,721
At value (Note 2)	$122,826,202	$17,266,851
Dividends and interest receivable	155,326	233,689
Receivable for capital shares sold	2,813	148
Other assets	8,041	4,251
Total assets	122,992,382	17,504,939

LIABILITIES
Distributions payable	10,313	619
Payable for capital shares redeemed	109,912	39,439
Payable to Adviser (Note 3)	77,190	7,217
Payable to administrator (Note 3)	15,400	6,000
Other accrued expenses	40,166	20,659
Total liabilities	252,981	73,934

NET ASSETS	$122,739,401	$17,431,005

NET ASSETS CONSIST OF:
Paid-in capital	$89,541,602	$17,301,032
Undistributed net investment income	3,288	458,277
Accumulated net realized gains (losses) from security transactions	1,196,615	(102,434)
Net unrealized appreciation (depreciation) on investments	31,997,896	(225,870)
NET ASSETS	$122,739,401	$17,431,005

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	7,195,377	1,712,833

Net asset value, offering price and redemption price per share (Note 2)	$17.06	$10.18

See accompanying notes to financial statements.

THE CUTLER TRUST
STATEMENTS OF OPERATIONS
For the Year Ended June 30, 2015

	Cutler Equity Fund	Cutler Fixed Income Fund
INVESTMENT INCOME
Dividend income	$3,193,691	$432
Interest	—	1,027,154 (a)
Total investment income	3,193,691	1,027,586

EXPENSES
Investment advisory fees (Note 3)	931,436	80,770
Administration fees (Note 3)	186,272	72,000
Shareholder servicing fees (Note 3)	147,172	—
Professional fees	45,555	22,846
Trustees’ fees and expenses (Note 3)	33,947	4,966
Registration and filing fees	21,836	15,199
Custody and bank service fees	18,369	5,913
Insurance expense	17,099	2,483
Postage and supplies	10,113	4,750
Printing of shareholder reports	5,922	3,600
Pricing costs	678	8,653
Other expenses	9,371	6,437
Total expenses	1,427,770	227,617

NET INVESTMENT INCOME	1,765,921	799,969

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from investment transactions	6,862,815	82,692
Net change in unrealized appreciation/depreciation on investments	(6,933,714)	(315,043)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(70,899)	(232,351)

NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,695,022	$567,618

(a)	Includes income received from prepayment penalties for IO securities (Note 6.)
See accompanying notes to financial statements.

CUTLER EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended June 30, 2015	Year Ended June 30, 2014
FROM OPERATIONS
Net investment income	$1,765,921	$1,513,610
Net realized gains from investment transactions	6,862,815	2,292,094
Net change in unrealized appreciation/depreciation on investments	(6,933,714)	14,585,129
Net increase in net assets from operations	1,695,022	18,390,833

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,763,636)	(1,514,897)
From net realized gains	(2,012,254)	(537,726)
Decrease in net assets from distributions to shareholders	(3,775,890)	(2,052,623)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	15,931,481	17,241,698
Net asset value of shares issued in reinvestment of distributions to shareholders	3,718,498	2,011,107
Payments for shares redeemed	(17,059,447)	(14,545,095)
Net increase from capital share transactions	2,590,532	4,707,710

TOTAL INCREASE IN NET ASSETS	509,664	21,045,920

NET ASSETS
Beginning of year	122,229,737	101,183,817
End of year	$122,739,401	$122,229,737

UNDISTRIBUTED NET INVESTMENT INCOME	$3,288	$1,003

CAPITAL SHARE ACTIVITY
Shares sold	910,186	1,072,226
Shares reinvested	212,456	121,939
Shares redeemed	(979,513)	(913,419)
Net increase in shares outstanding	143,129	280,746
Shares outstanding at beginning of year	7,052,248	6,771,502
Shares outstanding at end of year	7,195,377	7,052,248

See accompanying notes to financial statements.

CUTLER FIXED INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended June 30, 2015	Year Ended June 30, 2014
FROM OPERATIONS
Net investment income	$799,969	$91,603
Net realized gains from investment transactions	82,692	134,038
Net change in unrealized appreciation/depreciation on investments	(315,043)	98,747
Net increase in net assets from operations	567,618	324,388

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(316,510)	(216,032)
From net realized gains	—	(73,301)
Decrease in net assets from distributions to shareholders	(316,510)	(289,333)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	4,231,423	1,366,753
Net asset value of shares issued in reinvestment of distributions to shareholders	312,258	286,568
Payments for shares redeemed	(2,304,712)	(3,009,366)
Net increase (decrease) from capital share transactions	2,238,969	(1,356,045)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,490,077	(1,320,990)

NET ASSETS
Beginning of year	14,940,928	16,261,918
End of year	$17,431,005	$14,940,928

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$458,277	$(136,129)

CAPITAL SHARE ACTIVITY
Shares sold	417,628	136,822
Shares reinvested	30,536	28,942
Shares redeemed	(227,592)	(302,563)
Net increase (decrease) in shares outstanding	220,572	(136,799)
Shares outstanding at beginning of year	1,492,261	1,629,060
Shares outstanding at end of year	1,712,833	1,492,261

See accompanying notes to financial statements.

CUTLER EQUITY FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year
	Years Ended June 30,
	2015	2014	2013		2012	2011
Net asset value at beginning of year	$17.33	$14.94	$12.70		$12.18	$9.18

Income from investment operations:
Net investment income	0.25	0.22	0.19		0.19	0.18
Net realized and unrealized gains on investments	0.02 (a)	2.47	2.24		0.52	3.00
Total from investment operations	0.27	2.69	2.43		0.71	3.18

Less distributions from:
Net investment income	(0.25)	(0.22)	(0.19)		(0.19)	(0.18)
Net realized gains	(0.29)	(0.08)	—		—	—
Total distributions	(0.54)	(0.30)	(0.19)		(0.19)	(0.18)

Net asset value at end of year	$17.06	$17.33	$14.94		$12.70	$12.18

Total return (b)	1.49%	18.13%	19.26%		5.90%	34.73%

Net assets at end of year (000’s)	$122,739	$122,230	$101,184		$49,416	$45,386

Ratios/supplementary data:

Ratio of total expenses to average net assets	1.15%	1.15%	1.15%		1.27%	1.33%

Ratio of net investment income to average net assets	1.42%	1.37%	1.53%		1.57%	1.59%

Portfolio turnover rate	14%	8%	8	%(c)	9%	15%

(a)

The amount of net gains on investments (both realized and unrealized) does not accord with the amounts reported in the Statement of Operations due to the timing of purchases and redemptions of Fund shares during the period.

(b)

Total return is a measure of the change in value of an investment in the Fund over the year covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Excludes the value of securities sold to realign the Fund’s portfolio following the merger with The Elite Growth & Income Fund (Note 1).
See accompanying notes to financial statements.

CUTLER FIXED INCOME FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period
	Year Ended June 30, 2015		Year Ended June 30, 2014	Nine Months Ended June 30, 2013(a)		Years Ended September 30,
						2012	2011	2010
Net asset value at beginning of period	$10.01		$9.98	$10.40		$10.27	$10.79	$10.33

Income (loss) from investment operations:
Net investment income	0.49		0.05	0.05		0.21	0.28	0.33
Net realized and unrealized gains (losses) on investments	(0.12)		0.17	(0.27)		0.31	(0.09)	0.55
Total from investment operations	0.37		0.22	(0.22)		0.52	0.19	0.88

Less distributions from:
Net investment income	(0.20)		(0.14)	(0.20)		(0.39)	(0.46)	(0.38)
Net realized gains	—		(0.05)	—		—	(0.25)	(0.04)
Total distributions	(0.20)		(0.19)	(0.20)		(0.39)	(0.71)	(0.42)

Net asset value at end of period	$10.18		$10.01	$9.98		$10.40	$10.27	$10.79

Total return (b)	3.65%		2.26%	(2.16%	)(c)	5.07%	1.87%	8.74%

Net assets at end of period (000’s)	$17,431		$14,941	$16,262		$19,693	$21,242	$21,320

Ratios/supplementary data:

Ratio of total expenses to average net assets	1.41%		1.52%	1.54	%(d)	1.52%	1.28%	1.33%

Ratio of net investment income to average net assets	4.95	%(e)	0.61%	0.95	%(d)	2.03%	2.51%	3.20%

Portfolio turnover rate	85%		55%	34	%(c)	53%	83%	75%

(a)	Fund changed its fiscal year end to June 30.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.
(d)	Annualized.
(e)	Ratio includes income from prepayment penalties received for IO securities of 4.57% of average net assets (Note 6).
See accompanying notes to financial statements.

THE CUTLER TRUST
NOTES TO FINANCIAL STATEMENTS
June 30, 2015

1. Organization

Cutler Equity Fund and Cutler Fixed Income Fund (the “Funds”) are each a diversified series of The Cutler Trust (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of Fund shares of beneficial interest without par value.

Cutler Equity Fund commenced operations on October 2, 1992. On September 28, 2012, Cutler Equity Fund consummated a tax-free merger with The Elite Growth & Income Fund, previously a series of The Elite Group of Mutual Funds. Pursuant to the terms of the agreement governing the merger, each share of The Elite Growth & Income Fund was converted into an equivalent dollar amount of shares of Cutler Equity Fund, based on the net asset value of Cutler Equity Fund and The Elite Growth & Income Fund as of September 27, 2012. The basis of the assets transferred from The Elite Growth & Income Fund reflected the historical basis of the assets as of the date of the tax-free merger.

The Elite Income Fund (the “Predecessor Fund”), a series of The Elite Group of Mutual Funds, was reorganized into Cutler Fixed Income Fund (the “Reorganization”) effective September 28, 2012, pursuant to an Agreement and Plan of Reorganization dated August 27, 2012. The Reorganization was approved by the shareholders of the Predecessor Fund at a meeting held on September 27, 2012. The Predecessor Fund transferred all its assets to Cutler Fixed Income Fund in exchange for shares of Cutler Fixed Income Fund and the assumption by Cutler Fixed Income Fund of all the known liabilities of the Predecessor Fund. Cutler Fixed Income Fund did not have any significant assets or liabilities immediately prior to the consummation of the Reorganization. The Reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets transferred reflected the historical basis of the assets as of the date of the Reorganization.

Cutler Equity Fund seeks current income and long-term capital appreciation.

Cutler Fixed Income Fund seeks to achieve high income over the long-term.

2. Significant Accounting Policies

The following summarizes the significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Funds follow accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

THE CUTLER TRUST
 NOTES TO FINANCIAL STATEMENTS (Continued)

Securities Valuation — Portfolio securities are valued as of the close of business of the regular session of the principal exchange where the security is traded. Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Non-exchange traded securities for which over-the-counter quotations are available are generally valued at the closing bid price as furnished by an independent pricing service. Investments in shares of other open-end investment companies are valued at their net asset value as reported by such companies.

The Funds value securities at fair value pursuant to procedures adopted by the Board of Trustees if (1) market quotations are insufficient or not readily available or (2) the Funds’ investment adviser believes that the prices or values available are unreliable due to, among other things, the occurrence of events after the close of the securities markets on which the Funds’ securities primarily trade but before the time as of which the Funds calculate their net asset values. In instances where the investment adviser believes that the prices received from the independent pricing service are unreliable, proprietary valuation models may be used that consider benchmark yield curves, estimated default rates, coupon rates, anticipated timing of principal repayments and other unique security features to estimate the relevant cash flows, which are discounted to calculate the fair values. Fair valued securities will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

●

Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model derived valuations in which all significant inputs and significant value drivers are observable. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

●

Level 3 – model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

THE CUTLER TRUST
 NOTES TO FINANCIAL STATEMENTS (Continued)

Fixed income securities other than certain interest-only mortgage-backed securities held by Cutler Fixed Income Fund are classified as Level 2 since the values for the fixed income securities are based on prices that utilize various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors. Some interest-only mortgage-backed securities held by Cutler Fixed Income Fund are classified as Level 3 since the values for these securities are based on prices derived from models that utilize one or more significant inputs that are unobservable including an assumed constant prepayment rate, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments as of June 30, 2015 by security type:

Cutler Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$118,334,317	$—	$—	$118,334,317
Money Market Funds	4,491,885	—	—	4,491,885
Total	$122,826,202	$—	$—	$122,826,202

Cutler Fixed Income Fund	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$2,180,092	$—	$2,180,092
U.S. Government Agency Obligations	—	2,671,257	—	2,671,257
Other Government Obligations	—	353,069	—	353,069
Mortgage-Backed Securities	—	5,412,070	3,670,488	9,082,558
Asset-Backed Securities	—	63,112	—	63,112
Corporate Bonds	—	1,813,410	—	1,813,410
Money Market Funds	1,103,353	—	—	1,103,353
Total	$1,103,353	$12,493,010	$3,670,488	$17,266,851

Refer to each Fund’s Schedule of Investments for a listing of the securities by security type and sector or industry type. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period. As of June 30, 2015, the Funds did not have any transfers into and out of any Level.

There were no Level 3 securities held by Cutler Equity Fund as of June 30, 2015.

THE CUTLER TRUST
 NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a reconciliation of Level 3 investments of Cutler Fixed Income Fund for which significant unobservable inputs were used to determine fair value between June 30, 2014 and June 30, 2015.

Cutler Fixed Income Fund
Balance as of June 30, 2014	$—
Cost of purchases	4,233,158
Amortization	(568,597)
Net change in unrealized appreciation/depreciation	5,927
Balance as of June 30, 2015	$3,670,488

The total amount of unrealized appreciation on Level 3 instruments was $5,927 at June 30, 2015.

The following table summarizes the valuation techniques used and unobservable inputs developed by the Board to determine the fair value of the Level 3 investments.

	Fair Value at June 30, 2015	Valuation Technique	Unobservable Input	Range	Weighted Average of Unobservable Inputs
Mortgage-Backed Securities	$3,670,488	Comprehensive pricing model with emphasis on discounted cash flows	Constant prepayment rate	0 - 100	56.36

There were no derivative instruments held by the Funds during the year ended or as of June 30, 2015.

Share valuation — The net asset value per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to its net asset value per share.

Common Expenses — Expenses of the Trust not attributable solely to one of the Funds are allocated among the Funds based on relative net assets of each Fund or the nature of the expense and the relative applicability to each Fund.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

THE CUTLER TRUST
 NOTES TO FINANCIAL STATEMENTS (Continued)

Security Transactions, Investment Income and Realized Gains and Losses — Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Discounts and premiums on fixed income securities are amortized using the effective interest method. Gains and losses on securities sold are determined on a specific identification basis.

Distributions to Shareholders — Distributions to shareholders of net investment income, if any, are paid quarterly. Capital gain distributions, if any, are distributed to shareholders annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterizations of distributions made by the Funds. Dividends and distributions are recorded on the ex-dividend date. The tax character of distributions paid by Cutler Equity Fund and Cutler Fixed Income Fund during the years ended June 30, 2015 and June 30, 2014 was as follows:

	Year Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Cutler Equity Fund	6/30/2015	$1,763,636	$2,012,254	$3,775,890
	6/30/2014	$1,514,897	$537,726	$2,052,623

	Year Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Cutler Fixed Income Fund	6/30/2015	$316,510	$—	$316,510
	6/30/2014	$216,032	$73,301	$289,333

Federal income tax — Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute their net investment income and any realized capital gains in accordance with the Code. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

THE CUTLER TRUST
 NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of June 30, 2015:

	Cutler Equity Fund	Cutler Fixed Income Fund
Tax cost of portfolio investments	$90,846,801	$17,636,834
Gross unrealized appreciation	$34,024,497	$184,656
Gross unrealized depreciation	(2,045,096)	(554,639)
Net unrealized appreciation (depreciation) on investments	31,979,401	(369,983)
Undistributed ordinary income	13,601	603,010
Capital loss carryforwards	(3,327,905)	(102,435)
Undistributed long-term gains	4,543,015	—
Other temporary differences	(10,313)	(619)
Accumulated earnings	$33,197,799	$129,973

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Funds is due to certain differences in the recognition of capital gains and losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are related to losses deferred due to wash sales for Cutler Equity Fund and amortization of bond premiums and discounts for Cutler Fixed Income Fund.

For the year ended June 30, 2015, Cutler Fixed Income Fund reclassified $110,947 of distributions in excess of net investment income against accumulated net realized losses from security transactions on the Statements of Assets and Liabilities. Such reclassification, the result of permanent differences between financial statement and income tax reporting requirements, has no effect on the Fund’s net assets or net asset value per share.

During the year ended June 30, 2015, Cutler Equity Fund and Cutler Fixed Income Fund utilized $1,299,264 and $15,703, respectively, of short-term capital loss carryforwards to offset current year gains.

As of June 30, 2015, Cutler Equity Fund had short-term capital loss carryforwards of $3,327,905 (with a maximum amount of $1,299,264 available in each year) which expire on June 30, 2018. As of June 30, 2015, Cutler Fixed Income Fund had capital loss carryforwards, with no expiration date, of $102,435 of which $10,024 is short-term and $92,411 is long-term. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), newly recognized net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Under the law in effect prior to the Act, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act

THE CUTLER TRUST
 NOTES TO FINANCIAL STATEMENTS (Continued)

requires that post-enactment net capital losses be used before pre-enactment net capital losses. Therefore, there may be a greater likelihood that all or a portion of Cutler Equity Fund’s pre-enactment capital loss carryovers may expire without being utilized.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for the current tax year and all other open tax years (tax years ended June 30, 2012 through June 30, 2015 for Cutler Equity Fund and tax years ended September 30, 2012, June 30, 2013, June 30, 2014 and June 30, 2015 for Cutler Fixed Income Fund) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3. Transactions with Related Parties

Investment Adviser — Cutler Investment Counsel, LLC (the “Adviser”) is the investment adviser to the Funds. Pursuant to an Investment Advisory Agreement, Cutler Equity Fund and Cutler Fixed Income Fund pay the Adviser a fee, which is accrued daily and paid monthly, at an annual rate of 0.75% and 0.50%, respectively, of average daily net assets.

The Adviser has entered into an Expense Limitation Agreement under which it has agreed to reduce its investment advisory fees from Cutler Equity Fund and to pay such Fund’s expenses until at least November 1, 2015 to the extent necessary to limit annual ordinary operating expenses to 1.15% of average daily net assets. Any such fee reductions by the Adviser, or payments by the Adviser of expenses which are Cutler Equity Fund’s obligation, are subject to repayment by the Fund, provided that the repayment does not cause the Fund’s ordinary operating expenses to exceed the annual expense limit of 1.15%, and provided further that the fees and expenses which are the subject of the repayment were incurred within three years of the repayment. No advisory fee reductions or expense reimbursements were required during the year ended June 30, 2015.

Certain officers of the Trust are also officers of the Adviser.

Other Service Providers — Ultimus Fund Solutions, LLC (“Ultimus”) provides fund administration, fund accounting and transfer agency services to the Funds. Each Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to postage, supplies and costs of pricing the Funds’ portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of the Funds. The Distributor is a wholly-owned subsidiary of Ultimus.

THE CUTLER TRUST
 NOTES TO FINANCIAL STATEMENTS (Continued)

Shareholder Service Plan — Each Fund may pay shareholder servicing fees not to exceed an annual rate of 0.25% of its average daily net assets. These fees may be paid to various financial institutions that provide shareholder and account maintenance services. During the year ended June 30, 2015, Cutler Equity Fund and Cutler Fixed Income Fund paid $147,172 and $0, respectively, for such services.

Compensation of Trustees — Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus (“Independent Trustee”) receives from the Trust an annual retainer of $7,500, payable quarterly, plus a fee of $1,250 for attendance at each meeting of the Board of Trustees, in addition to reimbursement of travel and other expenses incurred in attending the meetings.

4. Securities Transactions

During the year ended June 30, 2015, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, totaled $17,626,212 and $16,580,529, respectively, for Cutler Equity Fund and $11,313,871 and $3,753,366, respectively, for Cutler Fixed Income Fund.

5. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6. Risks Associated with Mortgage-Backed Securities

Cutler Fixed Income Fund invests in mortgage-backed securities which are subject to greater prepayment risk, especially when interest rates decline. Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any fixed-income security with an embedded call option may be prepaid at any time, which could reduce yield and market value. This could reduce the effective maturity of a mortgage-backed security and cause the Fund to reinvest its assets at a lower prevailing interest rate. Mortgage-backed securities are subject to extension risk, which is the risk that rising interest rates will increase the effective maturity of mortgage-backed securities due to the deceleration of prepayments. Mortgage-backed securities may also be subject to risks unique to the housing industry, including mortgage lending practices, defaults, foreclosures and changes in real estate values. The Fund’s investments in collateralized mortgage obligations are subject to default risk, prepayment and extension risk and market risk when interest rates rise. As of June 30, 2015, Cutler Fixed Income Fund had 52.2% of the value of its net assets invested in mortgage-backed securities.

THE CUTLER TRUST
 NOTES TO FINANCIAL STATEMENTS (Continued)

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). During the year ended and as of June 30, 2015, Cutler Fixed Income Fund owned IO classes of various SMBS. As of June 30, 2015, 33.5% of Cutler Fixed Income Fund’s net assets are invested in IO classes of various SMBS. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Additionally, any prepayment penalties received for an IO are included in interest income on the Statements of Operations. During the year ended June 30, 2015, $737,982 of prepayment penalties were received for IO’s by Cutler Fixed Income Fund.

7. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

THE CUTLER TRUST
 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Cutler Trust
and the Shareholders of the Cutler Equity Fund and the Cutler Fixed Income Fund

We have audited the accompanying statement of assets and liabilities of the Cutler Equity Fund, a series of shares of beneficial interest in The Cutler Trust, including the schedule of investments, as of June 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years in the five-year period then ended. We have also audited the accompanying statement of assets and liabilities of the Cutler Fixed Income Fund, a series of shares of beneficial interest in The Cutler Trust, including the schedule of investments, as of June 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period ended June 30, 2015, for the nine months ended June 30, 2013, and for each of the three years in the period ended September 30, 2012. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2015 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Cutler Equity Fund and the Cutler Fixed Income Fund as of June 30, 2015, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two year period then ended and their financial highlights for the years and period presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
August 31, 2015

THE CUTLER TRUST
 ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other operating expenses. These ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment return of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (January 1, 2015 through June 30, 2015).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they impose any sales loads.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

THE CUTLER TRUST
 ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

More information about the Funds’ expenses, including annual expense ratios for the past five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s prospectus.

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Net Expense Ratio (a)	Expenses Paid During Period (b)
Cutler Equity Fund
Based on Actual Fund Return	$1,000.00	$974.30	1.16%	$5.68
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.04	1.16%	$5.81
Cutler Fixed Income Fund
Based on Actual Fund Return	$1,000.00	$1,028.30	1.37%	$6.89
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.00	1.37%	$6.85

(a)	Annualized, based on the Fund’s most recent one-half year expenses.
(b)	Expenses are equal to the Funds’ annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended June 30, 2015, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%. Cutler Equity Fund and Cutler Fixed Income Fund intend to designate up to a maximum amount of $1,763,636 and $316,510, respectively, as taxed at a maximum rate of 23.8%. Additionally, Cutler Equity Fund intends to designate $2,012,254 as long-term gain distributions. For the fiscal year ended June 30, 2015, 100% of the dividends paid from ordinary income by Cutler Equity Fund qualified for the dividends received deduction for corporations. Complete information will be computed and reported in conjunction with your 2015 Form 1099-DIV.

THE CUTLER TRUST
TRUSTEES AND OFFICERS OF THE TRUST
(Unaudited)

The Board of Trustees is responsible for managing the Trust’s business affairs and exercising all the Trust’s powers except those reserved for shareholders. The following tables give information about each Board member and the senior officers of the Funds. Each Trustee holds office until the person resigns, is removed, or is replaced. Officers are elected for an annual term. Unless otherwise noted, the Trustees and officers have held their principal occupations for more than five years. The Funds’ Statements of Additional Information include additional information about the Trustees and are available, without charge and upon request, by calling 1-888-CUTLER4.

Name, Date of Birth and Address	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Matthew C. Patten (a) Born: December 1975 525 Bigham Knoll Jacksonville, OR 97530	Chairman/Trustee/Treasurer	Trustee Since 2006; Treasurer Since 2004	Chief Executive Officer, Investment Committee Member and Portfolio Manager of Cutler Investment Counsel, LLC.	2	None
Independent Trustees
John P. Cooney Born: January 1932 525 Bigham Knoll Jacksonville, OR 97530	Lead Independent Trustee	Since 2007	Retired.	2	None
Robert F. Turner Born: June 1946 525 Bigham Knoll Jacksonville, OR 97530	Trustee	Since 2012	Retired; Chairman from 2010 to 2012 and Executive Vice President and Chief Operation Officer from 1999 to 2010 of Jeld-Wen, Inc. (a manufacturing company).	2	None
Edward T. Alter Born: July 1941 525 Bigham Knoll Jacksonville, OR 97530	Trustee	Since 2013	Retired.	2	None

(a)	Matthew C. Patten is an “Interested Person,” as defined by the 1940 Act, because he is an affiliated person of the Adviser.

THE CUTLER TRUST
TRUSTEES AND OFFICERS OF THE TRUST
(Unaudited) (Continued)

Name, Date of Birth and Address	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Senior Officers
Erich M. Patten Born: October 1977 525 Bigham Knoll Jacksonville, OR 97530	President	Since 2004

Investment Committee Member, Portfolio Manager, and Chief Investment Officer of Cutler Investment Counsel, LLC currently; prior to 2011, Investment Committee Member, Portfolio Manager, and Corporate Secretary of Cutler Investment Counsel, LLC.

Brooke C. Ashland Born: December 1951 525 Bigham Knoll Jacksonville, OR 97530	Vice President/Chief Compliance Officer	Since 2002

Investment Committee Member and Chair of Cutler Investment Counsel, LLC; Chief Executive Officer and President of Trustee Investment Services, Inc. (a Trustee education firm); President of Big Bear Timber, LLC (farming).

Tina H. Bloom Born: August 1968 225 Pictoria Drive Suite 450 Cincinnati, OH 45246	Secretary	Since 2011	Director of Fund Administration of Ultimus Fund Solutions, LLC.
Robert G. Dorsey Born: April 1957 225 Pictoria Drive Suite 450 Cincinnati, OH 45246	Vice President	Since 2005	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

THE CUTLER TRUST
 ADDITIONAL INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available without charge, upon request, by calling 1-800-228-8537 or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling 1-800-228-8537 or on the SEC’s website at http://www.sec.gov.

Form N-Q Information

The Trust files a complete listing of the Funds’ portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available without charge, upon request, by calling 1-800-228-8537. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE CUTLER TRUST
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees, including the Independent Trustees voting separately, has reviewed and approved the continuance of the Funds’ Investment Advisory Agreement (the “Agreement”) with the Adviser for an additional one year period. Approval took place at an in-person meeting held on April 13-14, 2015, at which all of the Trustees were present. The Independent Trustees were advised by their counsel of their fiduciary obligations in approving the Agreement and the Trustees requested such information from the Adviser as they deemed reasonably necessary to evaluate the terms of the Agreement and whether the Agreement continues to be in the best interests of each Fund and its shareholders. The Trustees reviewed: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of each Fund and the Adviser; (iii) the costs of the services provided and the profits realized by the Adviser from its relationship with the Funds; (iv) the extent to which economies of scale would be realized as the Funds grow; (v) whether fee levels reflect these economies of scale for the benefit of the Funds’ shareholders; (vi) whether and how the board relied on comparisons of services to be rendered to and fees to be paid by the Funds with the services provided by and the fees paid to other investment advisers or the services provided to and the fees paid by other clients of the Adviser; and (vii) any benefits derived or to be derived by the Adviser from the relationship with the investment company, such as soft dollar arrangements by which brokers provide research to the Funds or the Adviser in return for allocating brokerage.

The Trustees reviewed the background, qualifications, education and experience of the Adviser’s investment and operational personnel. Management provided detailed information on its professional personnel, including each person’s area of responsibility. The Trustees also discussed and considered the quality of administrative and other services provided to the Funds, the Adviser’s and the Funds’ compliance programs, and the Adviser’s role in coordinating such services and programs. The Independent Trustees were advised by experienced independent counsel throughout the process.

The Adviser provided the Board with information to assist the Trustees in analyzing the performance of the Funds. Cutler Equity Fund’s returns over various periods ended December 31, 2014 were compared to the returns of S&P 500 Total Return Index and certain other relevant securities indices, comparable private accounts managed by the Adviser, and domestic equity funds in the Morningstar database of similar size with similar investment styles. These analyses and comparisons showed that Cutler Equity Fund has performed competitively over both the short and long term. The Trustees also considered the consistency of the Adviser’s management of the Equity Fund in accordance with its investment objective, strategy and policies. Based upon their review, the Trustees found that Cutler Equity Fund’s performance has been reasonable and competitive in relation to the returns of relevant securities indices and other similarly situated mutual funds.

The Trustees reviewed the performance of Cutler Fixed Income Fund over various periods ended December 31, 2014 as compared to the returns of the Barclays Intermediate U.S. Government/Credit Index and certain other relevant securities indices and U.S. intermediate term bond funds in the

THE CUTLER TRUST
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (Continued)

Morningstar database of similar size with similar investment styles. The Trustees concluded that Cutler Fixed Income Fund’s performance has been reasonable and competitive in relation to the returns of relevant securities indices and other similarly situated mutual funds.

In reviewing the advisory fee and total expense ratios of the Funds, the Trustees were provided with comparative expense and advisory fee information for other mutual funds of similar size and with similar investment styles. The Trustees noted Cutler Equity Fund currently pays an investment advisory fee computed at the annual rate of 0.75% of the Fund’s average daily net assets and Cutler Fixed Income Fund currently pays an investment advisory fee computed at the annual rate of 0.50% of the Fund’s average daily net assets. The Trustees took note of the fact that the contractual advisory fee of Cutler Equity Fund was slightly higher than that of the average and equal to the median advisory fee for the Fund’s peer group and that the Fund’s net expense ratio was lower than the peer group average and median. The Trustees also noted that the Adviser contractually agreed to waive its management fees and pay Fund operating expenses to the extent necessary to limit annual fund operating expenses to 1.15% of Cutler Equity Fund’s average daily net assets until November 1, 2015, although due to the Fund’s growth in assets no fee waivers have been necessary in the last three fiscal years. The Trustees noted that while Cutler Fixed Income Fund’s contractual advisory fee and net expense ratio were higher than the average for funds in its peer group, the Fund was smaller in size than its peer group average and median and its contractual management fee was equal to the median.

The Trustees reviewed the Adviser’s current registration form (Form ADV) and its financial statement as well as an analysis prepared by the Adviser reflecting its revenues and expenses with respect to its services to Cutler Equity Fund for the years ended December 31, 2012, 2013 and 2014 and with respect to its services to Cutler Fixed Income Fund for the years ended December 31, 2013 and 2014. The Trustees noted that the Funds do not have any “soft dollar” arrangements with broker-dealers that would otherwise benefit the Adviser and considered any fall-out benefits to the Adviser from managing the Funds.

Prior to voting, the Independent Trustees reviewed the proposed continuance of the Agreement with counsel in executive session. In approving the Agreement, the Independent Trustees reached the following conclusions: (1) based on the performance and risk characteristics of the Funds and the effectiveness of each Fund in achieving its stated objective, the Adviser has provided high quality services; (2) the Adviser has the financial resources and personnel to continue to provide quality advisory services to the Funds; (3) the advisory fees paid by Cutler Equity Fund and Cutler Fixed Income Fund are reasonable and the total expenses of each Fund are reasonable; and (4) the continuance of the Agreement is in the best interests of each Fund and its shareholders. The Independent Trustees also reviewed and considered the profitability of the Adviser with regards to its management of the Funds, concluding that the Adviser’s profitability was not excessive given the quality and scope of services provided by the Adviser and the overall investment performance of the Funds. The Independent Trustees further determined that, based on the Funds’ current asset levels, it

THE CUTLER TRUST
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (Continued)

would not be relevant to consider the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. Following further discussion, it was the consensus of the Independent Trustees that it is not appropriate to introduce fee breakpoints at the present time. The Trustees noted, however, that if a Fund grows significantly in assets, it may become necessary for the Adviser to consider adding fee breakpoints to the Agreement.

No single factor was considered in isolation or considered to be determinative to the decision of the Trustees to approve continuance of the Agreement. Rather, the Trustees concluded, in light of a weighing and balancing of all factors considered, that it would be in the best interests of the Funds and their shareholders to renew the Agreement for an additional annual period.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

CUTLER INVESTMENT COUNSEL, LLC

INVESTMENT ADVISER TO THE TRUST

525 Bigham Knoll
Jacksonville, OR 97530
(800)228-8537 - (541)770-9000
Fax:(541)779-0006
info@cutler.com

Item 2.   Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.   Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has an audit committee financial expert serving on its audit committee.  The name of the audit committee financial expert is Edward T. Alter.  Mr. Alter is “independent” for purposes of this item.

Item 4.   Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $31,300 and $30,400 with respect to the registrant’s fiscal years ended June 30, 2015 and June 30, 2014, respectively.

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $4,700 with respect to the fiscal years ended June 30, 2015 and June 30, 2014. The services comprising these fees are related to the preparation of the Funds’ federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	During the fiscal years ended June 30, 2015 and June 30, 2014, aggregate non-audit fees of $4,700, were billed by the registrant's principal accountant for services rendered to the registrant.

No non-audit fees were billed by the registrant’s principal accountant in either of the last two fiscal years for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.  Audit Committee of Listed Registrants.

Not applicable

Item 6.  Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.   Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.   Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.   Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Cutler Trust

By (Signature and Title)*		/s/ Erich M. Patten
Erich M. Patten, President

Date	September 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Erich M. Patten
Erich M. Patten, President

Date	September 4, 2015

By (Signature and Title)*		/s/ Matthew C. Patten
Matthew C. Patten, Treasurer

Date	September 4, 2015

*	Print the name and title of each signing officer under his or her signature.